INCOME TAXES	3 Months Ended
Mar. 31, 2025
Major components of tax expense (income) [abstract]
INCOME TAXES	INCOME TAXES
In accordance with IAS 34, Interim Financial Reporting, income tax expense for the condensed consolidated interim financial statements is calculated on the basis of the average annual tax rate that is expected for the entire fiscal year, adjusted for the tax effect of certain items recognized in the interim period. As such, the effective tax rate in the consolidated interim financial statements may differ from management’s best estimate of the effective rate.
The effective tax rate was 30% and 54% for the three months ended March 31, 2025, and 2024, respectively. The decrease is due to higher forecasted pre-tax income, jurisdictional mix of earnings, lower non-deductible interest expenses and the utilization of deferred income tax benefits related to tax loss carryforwards for the the three months ended March 31, 2025 compared to prior year.
Jurisdictions in which the Company operates have implemented the Pillar Two EU Directive and it is applicable as of December 31, 2024. The Company took measures to assess its exposure to Pillar Two minimum taxation and no material top-up taxes arose for the Company for the year ended December 31, 2024. The Company will monitor the development of regulatory updates, as the OECD is expected to publish additional guidance. The Company will continue to assess the impact of the Pillar Two income taxes legislation on its future financial performance.